Exhibit 99.3

Altra to Combine with Fortive's Automation & Specialty Platform

Creating a Focused Global Leader in the Power Transmission and Motion Control Industry

FORTIVE

Altra Industrial Motion

COMBINED COMPANY BY THE NUMBERS

~52	>25	~9,300	~$1.8 B	~$350 M
MANUFACTURING FACILITIES	ENGINEERING / SERVICE CENTERS	EMPLOYEES	OF EXPECTED COMBINED REVENUE	IN EBITDA (BEFORE SYNERGIES) FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2017

Expands Altra's Position Across Technology Spectrum

- Addition of Fortive A&S's four operating companies brings strong electric, electronic and software content in precision motion control

Market leading brands, including:

- Boston Gear – Altra Industrial Motion
- Bauer Gear Motor – Altra Industrial Motion
- Stromag – Altra Industrial Motion
- Warner Electric – Altra Industrial Motion
- Kollmorgen – Because Motion Matters™
- Thomson – Linear Motion. Optimized.
- Portescap
- Jacobs Vehicle Systems™

Increased Exposure to End Markets with Attractive Secular Trends

Increased position in higher growth verticals

Medical, material handling and robotics

Reduced exposure to cyclical end-markets

Mining, renewable energy and oil & gas

Attractive Financial Profile

- Doubles Altra's scale
- Enhanced pro forma margins
- Generated ~$1.8B in Sales; ~$350M in EBITDA (before synergies) for twelve months ending December 31, 2017
- Annual synergies of more than $50M by year 4
- Expected combined five-year free cash flow generation in excess of $1B
- Expected to be immediately accretive to non-GAAP adjusted diluted EPS[1]
- Enables combined company to quickly de-lever

[1] Excluding the impact of purchase accounting

TRANSACTION VALUE

~$3.0 Billion

OWNERSHIP

Altra shareholders: ~46%

Fortive shareholders: ~54%

$1.4B in cash proceeds & debt reduction for Fortive and $1.6B in Altra common stock

Tax-efficient Transaction

EXPECTED CLOSING

By end of the year

HEADQUARTERS

Braintree, Massachusetts

LEADERSHIP

CEO: Carl Christenson; **CFO:** Christian Storch; Altra's senior management team to be expanded to include Altra and Fortive A&S current employees

Board: Altra will increase the size of its Board with the addition of one board member designated by Fortive


Combined company uniquely positioned to drive innovation & better serve customers across all markets

Altra to Combine with Fortive’s Automation & Specialty Platform Creating a Focused Global Leader in the Power Transmission and Motion Control Industry A global leader in electromechanical power transmission A leading player globally in multiple automation categories and go-to partner for optimized cost/performance 23 industry-leading brands averaging 75 years of market Four market leading brands expertise Manufactures clutches and brakes, couplings, belted Manufactures servo motors, electronic drives and controls, drives, and gearing miniature motors, linear motion systems, and brakes 30 production facilities, 13 assembly and warehouse 22 manufacturing facilities with localized sales and locations engineering Focused on leveraging operational excellence to drive Technology and innovation driven products with exposure improvement across the business to growing end-markets World-class business system 2017A revenue of $877M and adj. EBITDA of 2017A revenue of $907M and adj. unaudited approximately $130M EBITDA of $220M FORWARD LOOKING STATEMENTS This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Altra’s current estimates, expectations and projections about Altra’s and the Fortive Automation and Specialty business’s (“Fortive A&S”) future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the proposed acquisition of Fortive A&S, the benefits and synergies of the proposed transaction, future opportunities for Altra, Fortive A&S and the combined company, and any other statements regarding Altra’s, Fortive A&S’s or the combined company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s, Fortive A&S’s or the combined company’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Altra’s, Fortive A&S’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements Altra makes in this communication include: the possibility that the conditions to the consummation of the transaction will not be satisfied; failure to obtain, delays in obtaining or adverse conditions related to obtaining shareholder or regulatory approvals; the ability to obtain the anticipated tax treatment of the transaction and related transactions; risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Altra may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Fortive A&S; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; failure to consummate or delay in consummating the transaction for other reasons; Altra’s ability to retain key executives and employees; slowdowns or downturns in economic conditions generally and in the market for advanced network and service assurance solutions specifically, Altra’s relationships with strategic partners, dependence upon broad-based acceptance of Altra’s network performance management solutions, the presence of competitors with greater financial resources than Altra and their strategic response to our products; the ability of Altra to successfully integrate the merged assets and the associated technology and achieve operational efficiencies; and the integration of Fortive A&S being more difficult, time-consuming or costly than expected. For a more detailed description of the risk factors associated with Altra, please refer to Altra’s Annual Report on Form 10-K for the fiscal year ended December, 31 2017 on file with the Securities and Exchange Commission. Altra assumes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein. ADDITIONAL INFORMATION This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of Fortive Corporation (“Fortive”), Stevens Holding Company, Inc. (“Newco”) or Altra Industrial Motion Corp. (“Altra”). In connection with the proposed transaction, Altra and Newco will file registration statements with the SEC registering shares of Altra common stock and Newco common stock in connection with the proposed transaction. Altra’s registration statement will also include a proxy statement and prospectus relating to the proposed transaction. Fortive shareholders are urged to read the prospectus that will be included in the registration statements and any other relevant documents when they become available, and Altra shareholders are urged to read the proxy statement and any other relevant documents when they become available, because they will contain important information about Altra, Newco and the proposed transaction. The proxy statement, prospectus and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and other documents (when they are available) can also be obtained free of charge from Fortive upon written request to Fortive Corporation, Investor Relations, 6920 Seaway Blvd., Everett, WA 98203, or by calling (425) 446-5000 or upon written request to Altra Industrial Motion Corp., Investor Relations, 300 Granite St., Suite 201, Braintree, MA 02184 or by calling (781) 917 0527. PARTICIPANTS IN THE SOLICITATION This communication is not a solicitation of a proxy from any security holder of Altra. However, Fortive, Altra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Altra in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Fortive may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2018 and its denitive proxy statement relating to its 2017 Annual Meeting filed with the SEC on April 17, 2017. Information about the directors and executive officers of Altra may be found in its Annual Report on Form 10-K filed with the SEC on February 23, 2018, and its definitive proxy statement relating to its 2017 Annual Meeting filed with the SEC on March 24, 2017.